UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21582
                                                     ---------

             Madison / Claymore Covered Call & Equity Strategy Fund
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                            2455 Corporate West Drive
                                 Lisle, IL 60532
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Nicholas Dalmaso
             Madison / Claymore Covered Call & Equity Strategy Fund
                            2455 Corporate West Drive
                                 Lisle, IL 60532
         --------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

           ANNUAL
           REPORT
December 31, 2007

                                         MADISON/CLAYMORE   |   MCN
                      COVERED CALL & EQUITY STRATEGY FUND

Photo of: covered bridge.

Logo: Madison Investment Advisors
CLAYMORE (R)

                                                         WWW.MADISONCLAYMORE.COM
                                                    ... your road to the LATEST,
                                           most up-to-date INFORMATION about the
                            Madison/Claymore Covered Call & Equity Strategy Fund

Photo of: covered bridge.

MCN
LISTED
NYSE

Madison/Claymore
Covered Call &
Equity Strategy
Fund

Logo: Madison Investment Advisors
CLAYMORE (R)



The shareholder report you are reading right now is just the beginning of the story. Online at WWW.MADISONCLAYMORE.COM, you will find:

o    Daily, weekly and monthly data on share prices, distributions and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information

Madison Asset Management and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.


2 | Annual Report | December 31, 2007

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Dear Shareholder

We are pleased to submit the annual shareholder report for the Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund") for the 12 months ended December 31, 2007. Before a name change effective October 31, 2007, the Fund was called the Madison/Claymore Covered Call Fund.

In connection with the decision to change the Fund's name, the Fund's Board of Trustees approved a change to the Fund's previously effective non-fundamental investment policy that the Fund employ, under normal market conditions, an option strategy of writing (selling) covered call options on common stocks comprising at least 80% of the total assets of the Fund. Under the revised non-fundamental investment policy adopted by the Fund's Board of Trustees, the Fund will, under normal market conditions, allocate at least 80% of total assets to an integrated investment strategy pursuant to which the Fund invests in a portfolio of equity securities and writes (sells) covered call options against a portion of the equity securities held in the Fund's portfolio; pending investment in equity securities or covered call options, assets of the Fund allocated to its integrated investment strategy will be held in cash or cash equivalents.

The Fund's Board of Trustees also approved a change to the Fund's previously effective non-fundamental investment policy that the Fund invest, under normal market conditions, at least 65% of its total assets in common stocks of large capitalization issuers that meet the Fund's selection criteria. Under the revised non-fundamental investment policy adopted by the Fund's Board of Trustees, the Fund will, under normal market conditions, invest at least 65% of its equity securities investments in common stocks of large capitalization issuers that meet the Fund's selection criteria.

It is anticipated that the Fund's name change and revised investment policies will provide greater flexibility in managing the Fund's portfolio of investments in a manner consistent with the Fund's primary investment objective to seek a high level of current income and current gains with a secondary objective of long-term capital appreciation. The Fund pursues these objectives by investing in a portfolio of what the Investment Manager believes to be high-quality, large capitalization stocks that are trading at reasonable valuations in relation to their long-term earnings growth rates. The Fund will, on an ongoing and consistent basis, sell covered call options to seek to generate a reasonably steady return from option premiums.

Madison Asset Management, LLC, a wholly-owned subsidiary of Madison Investment Advisors, Inc., is the Fund's investment manager. Founded in 1974, Madison is an independently owned firm that acts as an investment adviser for individuals, corporations, pension funds, endowments, insurance companies and mutual funds. Madison and its subsidiaries manage more than $9 billion in assets. Claymore Advisors, LLC is the investment adviser to the Fund.

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. For the 12-month period ended December 31, 2007, the Fund provided a total return based on market value of -16.85%. This represents a closing market price of $11.41 on December 31, 2007, versus $15.11 on December 31, 2006. On an


                                           Annual Report | December 31, 2007 | 3

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | DEAR SHAREHOLDER continued


NAV basis, the Fund generated a total return of -3.81%. This represents an NAV of $13.02 on December 31, 2007, versus $14.84 on December 31, 2006. The Fund's market price at December 31, 2007, represented a discount to market value of 12.37%; as of December 31, 2006, the share price was at a 1.82% premium to NAV.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 24 of the Fund's annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady quarterly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

During 2007 the Fund paid quarterly dividends of $.33 per share, for a total of $1.32. This represents a distribution rate of 11.57% based on the Fund's closing price of $11.41 on December 31, 2007. However, there is no guarantee that this level of income will be maintained.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page
5. You will find information about Madison's investment philosophy and discipline, its views on the market environment and how it structured the Fund's portfolio based on its views.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.madisonclaymore.com.

Sincerely,

/s/ Nicholas Dalmaso

Nicholas Dalmaso
Madison/Claymore Covered Call & Equity Strategy Fund


4 | Annual Report | December 31, 2007

MCN | Madison/Claymore Covered Call & Equity Strategy Fund


QUESTIONS & ANSWERS

We at Madison Asset Management LLC are pleased to address the progress of the Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund") for the fiscal year ended December 31, 2007. Introduced in July 2004, the Fund continues to pursue its investment objectives by investing in high-quality, large-capitalization common stocks that are, in our view, selling at reasonable prices with respect to their long-term earnings growth rates. Our option-writing strategy has provided a steady stream of option premiums, which helps achieve our goal of providing a high level of current income and current gains enhanced risk-adjusted returns with a secondary objective of long-term capital appreciation.

Madison Asset Management, LLC, (MAM) a wholly owned subsidiary of Madison Investment Advisors, Inc., with its affiliates, manages more than $9 billion in individual, corporate, pension, insurance, endowment, and mutual fund assets as of December 31, 2007.


--------------------------------------------------------------------------------
HOW HAVE THE FUND'S NAME CHANGE AND REVISED INVESTMENT PARAMETERS AFFECTED THE WAY THE PORTFOLIO IS MANAGED?

We believe that the Fund's name change and revised investment policies provide greater flexibility in managing the Fund's portfolio of investments in a manner consistent with the Fund's primary investment objective, which is to seek a high level of current income and current gains with a secondary objective of long-term capital appreciation. While we welcome this enhanced flexibility, there has not been any material change in the way we manage the portfolio.


--------------------------------------------------------------------------------
WHAT HAPPENED IN THE MARKET DURING 2007?

The year ended December 31, 2007, will probably not be remembered for the new highs or near highs the major indices hit in July. Instead, the key word for the year will be one familiar to all readers of business publications or viewers of business news: subprime. The credit problems that were under the surface for the first part of the year broke into true crisis proportion by the early fall. Not only did hundreds of thousands of Americans face losing their homes as adjustable-rate mortgages kicked into higher rates, but financial institutions that held securities based on lower-grade mortgages began to suffer significant losses as the value of these securities declined.

A credit crisis was in full effect, as institutions were no longer willing to lend to each other on favorable terms. Investors fled riskier stock investments for more secure ones such as bonds with the highest ratings and cash, and investors' fears were particularly negative for the fortunes of stocks in the financial and consumer discretionary sectors. Meanwhile, the price of crude oil inched up towards $100 per barrel, and the stocks of energy companies followed suit. By year end, the fortunes of the best and worst sectors of the stock market were gapping by more than 50%, the kind of return differential last seen during the tech stock boom and bust in 1999 and 2000.

In the last few months of 2007 the Federal Reserve Board (the "Fed") took several steps to address the crisis, including three interest rate cuts. While lower interest rates are historically positive for stocks, there was considerable overhang from other economic indicators, particularly on the inflation front, as prices of energy and food marched higher. As news, both positive and negative, flooded the market on an almost daily basis, we saw high volatility as investors struggled to digest the news and attempt to understand where the economy was headed.


--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM GIVEN THE MARKETPLACE CONDITIONS DURING 2007?
All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. For the 12-month period ending December 31, 2007, the Fund had a return of -16.85% on a market price basis. On a NAV basis, the return was -3.81%. By comparison, the Standard & Poor's 500 Index ("S&P 500"), which is generally regarded as a good indicator of the broad stock market, returned 5.49%, and the CBOE S&P 500 BuyWrite Index ("BXM") returned 6.55%. The BXM is an index that simulates an ongoing covered call strategy on the S&P 500 and consists of an unmanaged portfolio of stocks upon which a one-month at-the-money call option on the S&P 500 is continuously written.

The market price return relative to NAV return reflects a market price as of December 31, 2007, that was significantly below NAV. The Fund's shares closed December at $11.41, representing a 12.37% discount



                                           Annual Report | December 31, 2007 | 5

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | QUESTIONS & ANSWERS continued


to its NAV of $13.02. The Fund's NAV decreased $1.82 in 2007 from $14.84 as of December 31, 2006, as several of the stocks in the Fund's portfolio experienced declines in value in 2007.

As most investors may know, the market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolios and at more attractive yield levels than would be available if the shares were trading at or above NAV. We believe that, over the long term, the growth of NAV will be reflected in the market price return earned by shareholders.

Since its inception on July 28, 2004, the Fund's NAV has decreased $1.31 per share, and the Fund has paid a total of $4.26 per share in quarterly dividends, resulting in a 21.57% cumulative total return on an NAV basis, compared with a 33.7% increase for the BXM over the same period. We believe the Fund has lagged the BXM for two primary reasons. First, the Fund invests mainly in high quality stocks, which have been out of favor since the inception of the Fund. However, should investors become more risk adverse, we feel high quality stocks and this Fund will outperform. Secondly, a bifurcated market such as the one we had in 2007 negatively impacted the Fund's results. The Fund had its fair share of winners in 2007, including Transocean, Inc., Apache Corp., Genzyme Corp., Biogen Idec, Inc. and Google, Inc. (None of these stocks were held in the portfolio at period end.) However, because these stocks moved up so dramatically, they were called away under the Fund's covered call program; the Fund therefore did not fully participate in the upside. At the same time, a number of stocks in the Fund's portfolio posted significant declines; these include Capital One Financial Corp., Countrywide Financial Corp., Citigroup, Inc., MGIC Investment Corp., Home Depot, Inc. and Lowe's Cos., Inc (3.2%, 0.6%, 2.5%, 1.0%, 1.6%, and 2.0% of long-term investments, respectively). While writing options on these stocks generated premiums that offset some of their declines, it wasn't enough to avoid overall losses on these positions. While we have sold or trimmed a few positions, in general we feel many of 2007's `losers' are trading at multi-year lows on a number of valuation metrics and offer the Fund's investors significant value. Therefore, the Fund continues to hold many of these positions and continues to write options against them.


--------------------------------------------------------------------------------
PLEASE DESCRIBE THE FUND'S PORTFOLIO EQUITY AND OPTION STRUCTURE.

As of December 31, 2007, the Fund held 44 common stocks. Covered call options were written against approximately 73% of net assets on December 31, 2007. During the year, the Fund wrote call options that generated premiums of $34.6 million. It is the strategy of the Fund to write "out-of-the-money" options, meaning that the strike price is higher than the current price of the underlying stock, so that the Fund has the potential to participate in some stock price appreciation. At the end of 2007, the majority of the Fund's options (58 of 76 different options, or 76%) were still "out-of-the-money." With this positioning, we believe the Fund is well positioned to participate to the upside should its stock holdings rally.

--------------------------------------------------------------------------------
WHICH INDUSTRY SECTORS ARE PREVALENT IN THE FUND?

The Fund's largest exposure was in the health care sector, followed by the consumer discretionary, technology and financials sectors. The Fund continues to remain absent from the materials and utilities sectors.


--------------------------------------------------------------------------------
WILL YOU DESCRIBE THE FUND'S DIVIDEND POLICY?

The Fund paid quarterly dividends of $0.33 per share in February, May, August, and November of 2007. Based on the Fund's market price of $11.41 per share on December 31, 2007, and at the current quarterly dividend rate of $0.33, the annualized distribution rate was 11.6%. All dividends during 2007 represent a combination of earned net income and short-term and long-term capital gains. The 2007 distribution did not include any return of capital. It is management's intention to continue to pay dividends consisting of only earned net income and capital gains.


6 | Annual Report | December 31, 2007

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | QUESTIONS & ANSWERS continued


--------------------------------------------------------------------------------
PLEASE DISCUSS THE FUND'S SECURITY AND OPTION SELECTION PROCESS.

The Fund is managed by two teams of investment professionals. We like to think of these teams as a "right hand" and "left hand" meaning they work together to make common stock and option decisions. We use fundamental analysis to select what we believe to be solid companies with good growth prospects and attractive valuations. We then seek what we believe to be attractive call options to write against those stocks. It is our belief that this partnership of active management between the equity and option teams provides investors with an innovative, risk-moderated approach to equity investing.

MAM seeks to invest in a portfolio of common stocks that have favorable "PEG" ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of the companies. Our stock selection philosophy strays away from the "beat the street" objective, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the "instant gratification" school of thought, we believe we bring elements of consistency, stability and predictability to the Fund's shareholders.

Once we have selected what we believe to be attractive and solid names for the Fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can potentially participate in some stock appreciation. By receiving option premiums, the Fund receives a favorable level of cash flow and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to potentially maximize the protective value to the strategy and spread this cash flow evenly throughout the year.

--------------------------------------------------------------------------------
WHAT IS MANAGEMENT'S OUTLOOK FOR THE MARKET AND THE FUND IN 2008?

As we line up the positives and negatives for 2008, we see that they are fairly evenly balanced, with a slight tilt towards the negative. The positives that are working for the market begin with the Fed in the midst of lowering interest rates. As we saw through the end of 2007, the Fed cuts are no guarantee of an immediate market rally. Although the U.S. economy is slowing, the global economy is still robust, which should continue to support U.S. stocks, particularly the multi-national companies. Another potential positive is the impact of a lower dollar, which helps many U.S. companies compete globally.

On the negative side, housing continues to weigh on the economy and markets. The availability of credit at the end of 2007 remained poor, and this may limit growth. Probably the biggest fear we have is stagflation. This would entail rising inflation driven by higher energy prices and raw material prices while overall economic growth is slowing. Stagflation is not generally a good environment for the valuation of either stocks or bonds.

Given that backdrop, we believe the Fund's holdings dovetail nicely with our outlook, with an emphasis on stocks that we believe can produce earnings in a difficult economy. In prior reports we have talked about risk, and how we felt it wasn't being properly weighed in the investment equation. As that changes, and as risk becomes more of a focus, we believe it should benefit the Fund's higher-quality, more predictably growing companies. As a result, we feel good regarding the prospects of the Fund's portfolio, even as we enter what will likely be a volatile and uneven 2008. On the option writing side, the VIX Index spiked upward at the end of 2007 from very low levels. (VIX is the ticker symbol for the Chicago Board Options Exchange Volatility Index, a popular measure of the implied volatility of S&P 500 index options.) We believe that this increase in volatility, if sustained, should enable the Fund to earn greater option premiums than in the past.


                                           Annual Report | December 31, 2007 | 7

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | QUESTIONS & ANSWERS continued


--------------------------------------------------------------------------------
MCN RISKS AND OTHER CONSIDERATIONS

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

A strategy of writing (selling) covered call options entails various risks. For example, the correlation between the equity securities and options markets may, at times, be imperfect and can furthermore be affected by market behavior and unforeseen events, thus causing a given transaction to not achieve its objectives. There may be times when the Fund will be required to purchase or sell equity securities to meet its obligations under the options contracts on certain options at inopportune times when it may not be beneficial to the Fund. The Fund will forego the opportunity to profit from increases in the market value of equity securities that it has written call options on, above the sum of the premium and the strike price of the option. Furthermore, the Fund's downside protection on equity securities it has written call options on would be limited to the amount of the premium received for writing the call option and thus the Fund would be at risk for any further price declines in the stock below that level. Please refer to the Fund's prospectus for a more thorough discussion of the risks associated with investments in options on equity securities.

An investment in the Fund includes, but is not limited to, risks and considerations such as: Investment Risk, Not a Complete Investment Program, Equity Risk, Risks Associated with Options on Securities, Limitation on Option Writing Risk, Risks of Mid-Cap Companies, Income Risk, Foreign Securities Risk, Industry Concentration Risk, Derivatives Risk, Illiquid Securities Risk, Fund Distribution Risk, Market Discount Risk, Other Investment Companies, Financial Leverage Risk, Management Risk, Risks Related to Preferred Securities, Interest Rate Risk, Inflation Risk, Current Developments Risk and Anti-Takeover Provisions.

Fund Distribution Risk: In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund's ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund's net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund's capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder's tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund's total assets and may increase the Fundexpense ratio.

Risks Associated with Options on Securities: There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.


8 | Annual Report | December 31, 2007

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Fund SUMMARYlAS OF DECEMBER 31, 2007 (unaudited)

FUND STATISTICS
-------------------------------------------------------
Share Price                                      $11.41
Common Share Net Asset Value                     $13.02
Premium/(Discount) to NAV                       -12.37%
Net Assets ($000)                              $250,781
-------------------------------------------------------

TOTAL RETURNS
-------------------------------------------------------
(INCEPTION 7/28/04)              MARKET             NAV
-------------------------------------------------------
One Year                        -16.85%          -3.81%
Three Year - average annual       0.30%           4.09%
Since Inception - average annual  0.66%           5.86%
-------------------------------------------------------

                                         % OF LONG TERM
SECTOR BREAKDOWN                            INVESTMENTS
-------------------------------------------------------
Health Care                                       23.5%
Consumer Discretionary                            22.4%
Technology                                        17.2%
Financials                                        13.9%
Consumer Services                                  7.0%
Energy                                             6.8%
Computers                                          2.4%
Exchange-Traded Funds                              2.2%
Software                                           2.1%
Industrial                                         1.5%
Insurance                                          1.0%
-------------------------------------------------------

                                         % OF LONG-TERM
TOP TEN HOLDINGS                            INVESTMENTS
-------------------------------------------------------
Apache Corp.                                       5.4%
UnitedHealth Group, Inc.                           4.9%
eBay, Inc.                                         3.7%
Cisco Systems, Inc.                                3.6%
Williams-Sonoma, Inc.                              3.5%
American Eagle Outfitters, Inc.                    3.4%
Biogen Idec, Inc.                                  3.4%
Morgan Stanley Co.                                 3.4%
Intuit, Inc.                                       3.3%
Capital One Financial Corp.                        3.2%
-------------------------------------------------------

Sectors and holdings are subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.


Line Chart:
SHARE PRICE & NAV PERFORMANCE

                  Share Price       NAV
12/31/06          15.11             14.84
                  14.98             14.88
                  15.1              14.98
                  14.95             14.95
                  15.12             14.94
                  15.13             14.96
                  15.22             14.99
                  15.16             15.05
                  15.22             15.09
                  15.21             15.07
                  15.22             15.06
                  15.17             15.01
                  15.14             15.05
                  15.21             14.97
                  15.13             14.97
                  15.18             15.03
                  15.09             15
                  15.09             14.98
                  15.2              14.97
                  15.47             15
                  15.42             15.06
                  15.52             15.11
                  15.59             15.12
                  15.74             15.11
                  15.54             15.14
                  15.66             15.18
                  15.75             15.17
                  15.66             15.13
                  15.8              15.1
                  15.1              14.81
                  15.12             14.89
                  15.2              14.92
                  15.1              14.91
                  15.1              14.94
                  15.08             14.94
                  15                14.96
                  14.95             14.94
                  14.99             14.9
                  14.85             14.63
                  14.85             14.64
                  14.95             14.6
                  14.88             14.48
                  14.73             14.39
                  14.71             14.54
                  14.87             14.55
                  14.95             14.57
                  15                14.58
                  15                14.59
                  14.99             14.41
                  14.86             14.48
                  15.04             14.52
                  15.05             14.49
                  15                14.56
                  15.05             14.61
                  15.16             14.79
                  15.03             14.77
                  15.16             14.77
                  15.1              14.77
                  15.12             14.7
                  15.1              14.62
                  15.09             14.63
                  15.25             14.63
                  15.18             14.61
                  15.23             14.71
                  15.16             14.72
                  15.15             14.76
                  15.14             14.77
                  15.2              14.79
                  15.19             14.74
                  15.23             14.8
                  15.21             14.84
                  15.14             14.94
                  15.1              14.98
                  15.12             15.01
                  15.12             15
                  15.23             15.05
                  15.29             15.03
                  15.4              15.02
                  15.53             15.07
                  15.46             15.09
                  15.53             15.08
                  15.5              15.01
                  15.3              15.03
                  15.23             15.1
                  15.31             15.11
                  15.48             15.11
                  15.41             15.11
                  15.46             15.1
                  15.52             15.15
                  15.48             15.02
                  15.06             14.74
                  15                14.71
                  14.97             14.66
                  14.96             14.74
                  14.95             14.7
                  14.76             14.78
                  14.76             14.8
                  14.75             14.81
                  14.76             14.8
                  14.58             14.75
                  14.7              14.77
                  14.85             14.79
                  14.95             14.84
                  14.87             14.88
                  15                14.91
                  14.99             14.92
                  15.05             14.87
                  14.9              14.83
                  14.7              14.71
                  14.8              14.8
                  14.75             14.8
                  14.72             14.75
                  14.88             14.83
                  14.82             14.86
                  14.79             14.89
                  14.77             14.91
                  14.8              14.88
                  14.77             14.83
                  14.76             14.86
                  14.64             14.77
                  14.64             14.77
                  14.59             14.74
                  14.62             14.82
                  14.68             14.82
                  14.73             14.79
                  14.84             14.84
                  15.03             14.85
                  15.1              14.87
                  15                14.92
                  14.95             14.9
                  14.79             14.81
                  14.93             14.85
                  15.12             14.99
                  14.96             14.97
                  14.96             14.95
                  14.92             14.94
                  14.79             14.9
                  14.92             14.92
                  14.83             14.86
                  14.82             14.84
                  14.73             14.73
                  14.5              14.74
                  14.05             14.54
                  14.05             14.4
                  14.1              14.46
                  14.33             14.25
                  14.15             14.19
                  14.14             14.25
                  14.09             13.96
                  14.08             14.08
                  13.98             14.24
                  14                14.44
                  13.95             14.15
                  13.89             14.1
                  13.63             13.76
                  13.05             13.58
                  12.15             13.44
                  11.93             13.44
                  12.82             13.7
                  12.99             13.7
                  12.98             13.74
                  13.3              13.87
                  13.4              13.85
                  13.43             13.97
                  13.36             13.87
                  13.04             13.69
                  13.07             13.85
                  13.1              13.84
                  13.3              13.95
                  13.43             14.03
                  13.36             13.92
                  13.46             13.92
                  13.34             13.78
                  13.5              13.73
                  13.58             13.89
                  13.46             13.9
                  13.54             14.02
                  13.4              14.02
                  13.32             13.96
                  13.58             14.23
                  13.53             14.26
                  13.35             14.14
                  13.27             14.16
                  13.1              14.1
                  13.15             14.02
                  13.02             14.1
                  13.05             14.14
                  13.09             14.13
                  13.16             14.25
                  13.16             14.28
                  13.2              14.28
                  13.36             14.26
                  13.53             14.38
                  13.5              14.32
                  13.52             14.34
                  13.41             14.34
                  13.21             14.29
                  13.21             14.31
                  13.15             14.21
                  13.03             14.13
                  13.03             14.12
                  12.97             14.06
                  12.67             13.83
                  12.65             13.93
                  12.77             13.95
                  12.56             13.93
                  12.41             13.85
                  12.46             14
                  12.55             14.07
                  12.45             14.03
                  12.53             14.11
                  12.35             13.85
                  12.3              13.79
                  12.28             13.67
                  12.3              13.76
                  12                13.54
                  11.77             13.54
                  11.71             13.45
                  11.72             13.48
                  11.65             13.4
                  11.75             13.32
                  11.5              13.21
                  11.5              13.22
                  11.26             13.02
                  11.19             13.01
                  11                12.89
                  11.13             13.06
                  11.03             12.81
                  11.05             12.98
                  11.36             13.28
                  11.35             13.29
                  11.49             13.36
                  11.63             13.29
                  11.63             13.23
                  11.74             13.32
                  11.78             13.47
                  11.8              13.45
                  11.89             13.56
                  11.66             13.25
                  11.56             13.23
                  11.46             13.13
                  11.19             13
                  11.1              12.93
                  11.1              12.99
                  11.12             12.96
                  11.02             13.02
                  11.19             13.14
                  11.53             13.2
                  11.46             13.17
                  11.25             13.03
                  11.25             13.02
12/31/07          11.41             13.02


Bar Chart:
QUARTERLY DIVIDENDS PER SHARE
2/07     0.33
5/07     0.33
8/07     0.33
11/07    0.33


Pie Chart:
PORTFOLIO COMPOSITION (% of Total Investments)
Long-Term Investments      90.7%
Short-Term Investments      9.3%


                                           Annual Report | December 31, 2007 | 9

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Portfolio of INVESTMENTS | DECEMBER 31, 2007

NUMBER
OF SHARES                                                                 VALUE
--------------------------------------------------------------------------------
              COMMON STOCKS - 92.8%
              CONSUMER DISCRETIONARY - 21.3%
     384,100  American Eagle Outfitters, Inc.                      $  7,977,757
     232,000  Bed Bath & Beyond, Inc. (a)                             6,818,480
      70,300  Best Buy Co., Inc.                                      3,701,295
     140,000  Home Depot, Inc.                                        3,771,600
     155,000  Kohl's Corp. (a)                                        7,099,000
     210,000  Lowe's Cos., Inc.                                       4,750,200
     230,000  Starbucks Corp. (a)                                     4,708,100
     125,000  Target Corp.                                            6,250,000
     320,000  Williams-Sonoma, Inc.                                   8,288,000
--------------------------------------------------------------------------------
                                                                     53,364,432
--------------------------------------------------------------------------------
              COMPUTERS - 2.3%
     234,200  Dell, Inc. (a)                                          5,740,242
--------------------------------------------------------------------------------
              CONSUMER SERVICES - 6.6%
     263,400  eBay, Inc. (a)                                          8,742,246
     250,000  Intuit, Inc. (a)                                        7,902,500
--------------------------------------------------------------------------------
                                                                     16,644,746
--------------------------------------------------------------------------------
              ENERGY - 6.5%
     119,400  Apache Corp.                                           12,840,276
      74,000  Unit Corp. (a)                                          3,422,500
--------------------------------------------------------------------------------
                                                                     16,262,776
--------------------------------------------------------------------------------
              FINANCIALS - 13.2%
      22,900  Affiliated Managers Group (a)                           2,689,834
     160,000  Capital One Financial Corp.                             7,561,600
     200,000  Citigroup, Inc.                                         5,888,000
     155,000  Countrywide Financial Corp.                             1,385,700
     140,000  Merrill Lynch & Co., Inc.                               7,515,200
     150,000  Morgan Stanley Co.                                      7,966,500
--------------------------------------------------------------------------------
                                                                     33,006,834
--------------------------------------------------------------------------------
              HEALTH CARE - 22.2%
     115,000  Amgen, Inc. (a)                                         5,340,600
     140,000  Biogen Idec, Inc. (a)                                   7,968,800
     100,000  Community Health Systems, Inc. (a)                      3,686,000
      40,000  Genentech, Inc. (a)                                     2,682,800
      95,000  Genzyme Corp. (a)                                       7,071,800
     310,000  Mylan, Inc. (a)                                         4,358,600
     270,000  Pfizer, Inc.                                            6,137,100
     200,000  UnitedHealth Group, Inc.                               11,640,000
      58,900  Varian Medical System, Inc. (a)                         3,072,224
      57,500  Zimmer Holdings, Inc. (a)                               3,803,625
--------------------------------------------------------------------------------
                                                                     55,761,549
--------------------------------------------------------------------------------


NUMBER
OF SHARES                                                                 VALUE
--------------------------------------------------------------------------------
              INDUSTRIAL - 1.4%
      50,000  United Parcel Services Corp. - Class B               $  3,536,000
--------------------------------------------------------------------------------
              INSURANCE 1.0%
     103,400  MGIC Investment Corp.                                   2,319,262
--------------------------------------------------------------------------------
              SOFTWARE - 2.0%
     316,000  Symantec Corp. (a)                                      5,100,240
--------------------------------------------------------------------------------
              TECHNOLOGY - 16.3%
     110,000  Altera Corp.                                            2,125,200
     140,000  Applied Materials, Inc.                                 2,486,400
     320,000  Cisco Systems, Inc. (a)                                 8,662,400
     570,000  Flextronics International Ltd. (Singapore) (a)          6,874,200
      50,000  Intel Corp.                                             1,333,000
     170,000  Linear Technology Corp.                                 5,411,100
      36,000  Maxim Integrated Products, Inc.                           953,280
     208,800  QLogic Corp. (a)                                        2,964,960
     250,000  Yahoo!, Inc. (a)                                        5,815,000
     122,000  Zebra Technologies Corp. - Class A (a)                  4,233,400
--------------------------------------------------------------------------------
                                                                     40,858,940
--------------------------------------------------------------------------------
              Total Common Stocks - 92.8%
              (Cost $266,903,880)                                   232,595,021
--------------------------------------------------------------------------------
              EXCHANGE-TRADED FUND - 2.0%
    100,000   Powershares QQQ (Cost $5,051,950)                       5,124,000
--------------------------------------------------------------------------------
              Total Long Term Investments - 94.8%
              (Cost $271,955,830)                                   237,719,021
--------------------------------------------------------------------------------

              SHORT-TERM INVESTMENTS - 10.3%
              MONEY MARKET FUNDS - 3.3%
   8,246,231  AIM Liquid Assets Money Market Fund (Cost $8,246,231)   8,246,231
--------------------------------------------------------------------------------


PAR VALUE                                                                 VALUE
--------------------------------------------------------------------------------
              REPURCHASE AGREEMENT - 6.0%
$ 15,000,000  Morgan Stanley Co. (issued 12/31/07, yielding 1.050%;
              collateralized by $10,130,000 of original face of U.S.
              Treasury Inflation Protected Securities due 4/15/32;
              to be sold on 1/02/08 at $15,000,875)
              (Cost $15,000,000)                                   $ 15,000,000
--------------------------------------------------------------------------------
              U.S. GOVERNMENT - 1.0%
   2,500,000  U.S. Treasury Note (coupon 4.375%, maturity 1/31/08)
              (Cost $2,500,439)                                       2,500,439
--------------------------------------------------------------------------------
              Total Short-Term Investments - 10.3%
              (Cost $25,746,670)                                     25,746,670
--------------------------------------------------------------------------------
              Total Investments - 105.1%
              (Cost $297,702,500)                                   263,465,691
              Liabilities in excess of other assets - (1.0%)         (2,509,767)
              Total Value of Options Written - (4.1%)               (10,175,125)
--------------------------------------------------------------------------------
              Net Assets - 100.0%                                  $250,780,799
================================================================================

(a)  Non-income producing security.

See notes to financial statements.

10 | Annual Report | December 31, 2007

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | PORTFOLIO OF INVESTMENTS continued


CONTRACTS
(100 SHARES                                                    EXPIRATION      EXERCISE
PER CONTRACT)   CALL OPTIONS WRITTEN(a)                              DATE         PRICE               VALUE
-----------------------------------------------------------------------------------------------------------
         100    Affiliated Managers Group                    January 2009  $     120.00       $     180,500
         900    Altera Corp.                                 January 2008         20.00              20,250
         200    Altera Corp.                                 January 2008         22.50               1,000
       1,200    American Eagle Outfitters, Inc.              January 2008         25.00               9,000
         800    American Eagle Outfitters, Inc. (b)          January 2008         26.63               6,000
         350    Amgen, Inc.                                  January 2008         65.00               1,750
         750    Apache Corp.                                 January 2008         70.00           2,827,500
          69    Apache Corp.                                 January 2008         75.00             225,630
         175    Apache Corp.                                 January 2008         80.00             482,125
         200    Apache Corp.                                 January 2008         85.00             453,000
       1,395    Applied Materials, Inc.                      January 2008         20.00              10,462
         200    Bed Bath & Beyond, Inc.                     February 2008         35.00               4,000
         707    Bed Bath & Beyond, Inc.                     February 2008         37.50               5,303
       1,158    Bed Bath & Beyond, Inc.                      January 2008         40.00               5,790
         400    Best Buy Co., Inc.                             March 2008         47.50             260,000
         300    Best Buy Co., Inc.                              June 2008         50.00             192,000
       1,400    Biogen Idec, Inc.                            January 2008         50.00           1,043,000
         123    Capital One Financial Corp.                  January 2008         70.00                 615
         200    Capital One Financial Corp.                  January 2008         75.00               1,000
         500    Cisco Systems, Inc.                          January 2008         27.50              28,250
       1,500    Cisco Systems, Inc.                          January 2008         30.00              13,500
         200    Cisco Systems, Inc.                          January 2008         32.50                 500
         500    Cisco Systems, Inc.                            April 2008         32.50              21,250
         750    Citigroup, Inc.                                March 2008         50.00               3,750
         900    Community Health Systems, Inc.               January 2008         40.00              20,250
         771    Countrywide Financial Corp.                  January 2008         22.50               3,855
         200    Countrywide Financial Corp.                  January 2008         25.00               1,000
         200    Countrywide Financial Corp.                    April 2008         15.00               8,000
       1,900    Dell, Inc.                                   January 2008         27.50              14,250
       1,334    eBay, Inc.                                   January 2008         35.00              63,365
         500    eBay, Inc.                                     April 2008         37.50              70,000
       5,100    Flextronics International Ltd. (Singapore)   January 2008         12.50             104,550
         400    Genentech, Inc.                              January 2008         75.00               3,000
         950    Genzyme Corp.                                January 2008         65.00             940,500
       1,128    Home Depot, Inc.                            February 2008         37.50               5,640
         272    Home Depot, Inc.                            February 2008         40.00               1,360
         500    Intel Corp.                                  January 2008         22.50             215,000
         840    Intuit, Inc.                                 January 2008         30.00             163,800
       1,660    Intuit, Inc.                                 January 2008         32.50              74,700
       1,000    Kohl's Corp.                                   April 2008         50.00             242,500
       1,700    Linear Technology Corp.                      January 2008         35.00              21,250

CONTRACTS
(100 SHARES                                                    EXPIRATION      EXERCISE
PER CONTRACT)   CALL OPTIONS WRITTEN(a)                              DATE         PRICE               VALUE
-----------------------------------------------------------------------------------------------------------
         200    Lowe's Cos., Inc.                            January 2008  $      27.50       $       1,000
         300    Lowe's Cos., Inc.                            January 2008         30.00               1,500
       1,600    Lowe's Cos., Inc.                            January 2008         32.50               8,000
         360    Maxim Integrated Products, Inc.              January 2008         30.00               2,700
         700    Merrill Lynch & Co., Inc.                    January 2008         75.00               3,500
         700    Merrill Lynch & Co., Inc.                    January 2008         80.00               3,500
         479    MGIC Investment Corp.                          March 2008         25.00             148,490
         356    MGIC Investment Corp.                        January 2008         40.00               1,780
         100    Morgan Stanley Co.                           January 2008         60.00               1,750
       1,100    Morgan Stanley Co.                           January 2008         65.00               5,500
       1,105    Mylan, Inc.                                  January 2008         17.50               5,525
         502    Mylan, Inc.                                    April 2008         17.50              10,040
       1,592    Pfizer, Inc.                                 January 2008         25.00              11,940
         400    Powershares QQQ                              January 2008         50.00              80,000
         600    Powershares QQQ                              January 2008         53.00              80,400
         201    QLogic Corp.                                 January 2008         12.50              35,175
         314    QLogic Corp.                                   April 2008         15.00              26,690
          73    QLogic Corp.                                 January 2008         17.50                 365
       1,100    Starbucks Corp.                                April 2008         22.50              90,750
         300    Starbucks Corp.                                 July 2008         22.50              42,000
         860    Symantec Corp.                               January 2008         17.50               6,450
       2,300    Symantec Corp.                               January 2008         20.00              11,500
         350    Target Corp.                                 January 2008         60.00               4,375
         900    Target Corp.                                 January 2008         65.00               4,500
         500    UnitedHealth Group, Inc.                     January 2008         50.00             417,500
         900    UnitedHealth Group, Inc.                     January 2008         55.00             319,500
         200    UnitedHealth Group, Inc.                       March 2008         55.00              98,000
         400    UnitedHealth Group, Inc.                        June 2008         60.00             134,000
         500    United Parcel Services Corp. - Class B       January 2008         75.00               6,250
         409    Varian Medical System, Inc.                      May 2008         45.00             368,100
         180    Varian Medical System, Inc.                  January 2008         45.00             130,500
       2,950    Williams-Sonoma, Inc.                       February 2008         32.50              29,500
         620    Zebra Technologies Corp. - Class A          February 2008         35.00             113,150
         375    Zebra Technologies Corp. - Class A               May 2008         40.00              48,750
-----------------------------------------------------------------------------------------------------------
                TOTAL VALUE OF CALL OPTIONS WRITTEN
                (Premiums received $16,621,167)                                                  10,001,875
-----------------------------------------------------------------------------------------------------------
                PUT OPTIONS WRITTEN
       1,540    Mylan, Inc.                                  January 2008         15.00             173,250
-----------------------------------------------------------------------------------------------------------
                TOTAL VALUE OF PUT OPTIONS WRITTEN
                (Premiums received $153,547)                                                        173,250
-----------------------------------------------------------------------------------------------------------
                TOTAL OPTIONS WRITTEN
                (Premiums received $16,774,714)                                               $  10,175,125
===========================================================================================================

(a)  Non-income producing security

(b)  Represents 150 shares per contract.


See notes to financial statements.

                                          Annual Report | December 31, 2007 | 11

MCN | Madison/Claymore Covered Call & Equity Strategy Fund


Statement of ASSETS AND LIABILITIES | DECEMBER 31, 2007

ASSETS
   Investments, at value (cost $297,702,500)                                                      $263,465,691
   Investments sold receivable                                                                         279,560
   Dividends and interest receivable                                                                   117,570
   Other assets                                                                                          5,515
---------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 263,868,336
---------------------------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at value (premiums received of $16,774,714)                                     10,175,125
   Payables:
      Investments purchased                                                                          2,535,717
      Investment advisory fee                                                                          107,942
      Investment management fee                                                                        107,942
      Other affiliates                                                                                  17,530
      Trustees' fees                                                                                     1,357
   Accrued expenses and other liabilities                                                              141,924
---------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             13,087,537
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $250,780,799
===============================================================================================================
COMPOSITION OF NET ASSETS
   Common stock, $.01 par value per share; unlimited number of shares authorized,
   19,268,423 shares issued and outstanding                                                       $    192,684
   Additional paid-in capital                                                                      275,590,772
   Accumulated net realized gain on investments and options transactions                             2,634,563
   Net unrealized depreciation on investments and options transactions                             (27,637,220)
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $250,780,799
===============================================================================================================
NET ASSET VALUE (based on 19,268,423 common shares outstanding)                                   $      13.02
===============================================================================================================

See notes to financial statements.

12 | Annual Report | December 31, 2007

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Statement of OPERATIONS | FOR THE YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME
   Dividends                                                                    $  4,644,914
   Interest                                                                        2,143,961
---------------------------------------------------------------------------------------------------------------
      Total income                                                                                 $ 6,788,875
---------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment advisory fee                                                         1,382,347
   Investment management fee                                                       1,382,347
   Professional fees                                                                 180,417
   Trustees' fees and expenses                                                       137,223
   Printing expenses                                                                  94,075
   Custodian fee                                                                      77,420
   Fund accounting                                                                    70,294
   Administrative fee                                                                 68,382
   Transfer agent fee                                                                 31,556
   Insurance                                                                          19,085
   NYSE listing fee                                                                   16,068
   Other                                                                               9,968
---------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                 3,469,182
---------------------------------------------------------------------------------------------------------------
      Net investment income                                                                          3,319,693
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS Net realized gain (loss) on:
      Investments                                                                                    8,952,069
      Options                                                                                       13,132,770
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                                  (48,253,918)
      Options                                                                                       13,025,167
---------------------------------------------------------------------------------------------------------------
   Net realized and unrealized loss on investments and options transactions                        (13,143,912)
---------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $(9,824,219)
===============================================================================================================

See notes to financial statements.

                                          Annual Report | December 31, 2007 | 13

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Statement of CHANGES IN NET ASSETS

                                                                                     FOR THE            FOR THE
                                                                                  YEAR ENDED         YEAR ENDED
                                                                           DECEMBER 31, 2007  DECEMBER 31, 2006
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income                                                        $  3,319,693        $   116,196
   Net realized gain on investments and options                                   22,084,839         24,085,337
   Net unrealized appreciation (depreciation) on investments and options         (35,228,751)         2,944,176
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations                (9,824,219)        27,145,709
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                                   (25,364,524)       (25,045,274)
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
   Reinvestment of dividends                                                       2,119,016          3,406,095
----------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                       (33,069,727)         5,506,530
NET ASSETS:
   Beginning of period                                                           283,850,526        278,343,996
----------------------------------------------------------------------------------------------------------------
   End of period (including distributions in excess of
   net investment income of $0 and $0, respectively)                            $250,780,799        $283,850,526
================================================================================================================

See notes to financial statements.

14 | Annual Report | December 31, 2007

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Financial HIGHLIGHTS

                                                                                                                FOR THE PERIOD
                                                            FOR THE            FOR THE            FOR THE       JULY 28, 2004*
                                                         YEAR ENDED         YEAR ENDED         YEAR ENDED              THROUGH
                                                  DECEMBER 31, 2007  DECEMBER 31, 2006  DECEMBER 31, 2005    DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $   14.84         $    14.74          $   15.14         $    14.33(a)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net investment income (loss)(b)                             0.17               0.01              (0.02)             (0.02)
   Net realized and unrealized gain (loss)
   on investments and options                                 (0.67)              1.41               0.94               1.16
-------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                        (0.50)              1.42               0.92               1.14
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND IN EXCESS OF
   NET INVESTMENT INCOME                                      (1.32)             (1.32)             (1.32)             (0.30)
-------------------------------------------------------------------------------------------------------------------------------
OFFERING EXPENSES CHARGED TO PAID-IN-CAPITAL                    -                  -                   -               (0.03)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $   13.02         $    14.84          $   14.74         $    15.14
-------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                               $   11.41         $    15.11          $   14.80         $    14.90
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(C)
   Net asset value                                           -3.81%             10.22%              6.36%              7.80%
   Market value                                             -16.85%             11.86%              8.49%              1.35%
RATIOS AND SUPPLEMENTAL DATA
   Net assets end of period (thousands)                   $ 250,781         $  283,851          $ 278,344         $  280,290
   Ratio of expenses to average net assets                    1.25%              1.28%              1.27%              1.24%(d)
   Ratio of net investment income (loss)
      to average net assets                                   1.20%              0.04%             (0.16%)            (0.36%)(d)
   Portfolio turnover                                          103%                59%               109%                33%

*    Commencement of investment operations.
(a)  Before deduction of offering expenses charged to capital.
(b)  Based on average shares outstanding.
(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund's dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(d)  Annualized.

See notes to financial statements.

                                          Annual Report | December 31, 2007 | 15

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Notes to FINANCIAL STATEMENTS | DECEMBER 31, 2007


Note 1 - ORGANIZATION

Madison/Claymore Covered Call & Equity Strategy Fund (formerly the Madison/Claymore Covered Call Fund) (the "Fund") was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

The Fund's primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will, under normal market conditions, pursue its primary investment objective by allocating at least 80% of total assets to an integrated investment strategy pursuant to which the Fund invests in a portfolio of equity securities consisting primarily of high quality, large capitalization common stocks that are, in the view of the Fund's investment manager, selling at a reasonable price in relation to their long-term earnings growth rates and writes (sells) covered call options against a portion of the equity securities held; pending investment in equity securities or covered call options, assets of the Fund allocated to its integrated investment strategy will be held in cash or cash equivalents. The Fund seeks to produce a high level of current income and gains through premiums received from writing options and, to a lesser extent, from dividends. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 - SIGNIFICANT ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) VALUATION OF INVESTMENTS

Readily marketable portfolio securities listed on an exchange or traded in the over-the-counter market are generally valued at their last reported sale price. If no sales are reported, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund's Board of Trustees shall determine in good faith to reflect its fair value. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price at the close of the exchange representing the principal market for such securities. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at the mean between the last bid and asked price. Exchange-traded options are valued at the mean of the best bid and best asked prices across all option exchanges. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

To earn greater income on otherwise uninvested cash temporarily held by the Fund, such as income earned from stock sold or called away, stock dividends and covered call writing premiums, the Fund may invest such cash in repurchase agreements. Repurchase agreements are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

(c) OPTIONS

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.


16 | Annual Report | December 31, 2007

(d) DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Realized short-term capital gains are considered ordinary income for tax purposes and will be reclassified at the Fund's fiscal year end on the Fund's Statement of Assets and Liabilities from accumulated net realized gains to distributions in excess of net investment income. Any net realized long-term capital gains are distributed annually to common shareholders.

Note 3 - INVESTMENT ADVISORY AGREEMENT, INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser will furnish offices, necessary facilities and equipment, provide certain administrative services, oversee the activities of Madison Asset Management LLC (the "Investment Manager"), provide personnel, including certain officers required for the Fund's administrative management and compensate all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Investment Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily managed assets. Managed assets equal the net assets of the Fund plus any assets attributable to financial leverage.

Pursuant to an Investment Management Agreement between the Fund and the Investment Manager, the Investment Manager, under the supervision of the Fund's Board of Trustees and the Adviser, will provide a continuous investment program for the Fund's portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund's administrative management and compensation of all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Investment Manager a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily managed assets.

Under separate Fund Administration and Fund Accounting agreements, the Adviser provides fund administration services and the Investment Manager provides fund accounting services to the Fund. The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

MANAGED ASSETS                             RATE
-----------------------------------------------
First $200,000,000                      0.0275%
Next $300,000,000                       0.0175%
Next $500,000,000                       0.0125%
Over $1,000,000,000                     0.0100%

The Investment Manager receives a fund accounting fee based on the combined managed assets of the Fund and the Madison Strategic Sector Premium Fund, a closed-end investment company sponsored by the Investment Manager. The fund accounting fee is allocated on a prorated basis of the managed assets of each fund. This fee is payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the two funds:

MANAGED ASSETS                             RATE
-----------------------------------------------
First $200,000,000                      0.0275%
Next $300,000,000                       0.0200%
Next $500,000,000                       0.0150%
Over $1,000,000,000                     0.0100%

Certain officers and trustees of the Fund are also officers and directors of Claymore Advisors, LLC or Madison Asset Management LLC. The Fund does not compensate its officers or trustees who are officers of the two aforementioned firms.

                                          Annual Report | December 31, 2007 | 17

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | NOTES TO FINANCIAL STATEMENTS continued


Note 4 - FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to a distribution reclass in the amount of $22,044,831 was reclassified from accumulated undistributed net investment income to accumulated net realized gain. Net realized gains or losses may differ for financial reporting and tax reporting primarily as a result of the deferral of losses relating to wash sale transactions.

Information on the components of investments, excluding written options, and net assets as of December 31, 2007 is as follows:

                                                                                                    UNDISTRIBUTED
       COST OF                                           NET TAX          NET TAX                       LONG-TERM
   INVESTMENTS       GROSS TAX        GROSS TAX       UNREALIZED       UNREALIZED   UNDISTRIBUTED           GAIN/
       FOR TAX      UNREALIZED       UNREALIZED  DEPRECIATION ON     DEPRECIATION        ORDINARY    (ACCUMULATED
      PURPOSES    APPRECIATION     DEPRECIATION      INVESTMENTS   ON DERIVATIVES          INCOME   CAPITAL LOSS)
-----------------------------------------------------------------------------------------------------------------
  $298,376,256      $9,160,876     $(44,071,441)    $(34,910,565)      $6,599,589      $3,308,319      $       0

For the years ended December 31, 2007 and 2006, the tax character of distributions paid to common shareholders as reflected in the statement of changes in net assets was as follows:

DISTRIBUTIONS PAID FROM:                      2007           2006
------------------------------------------------------------------
Ordinary income                        $25,023,276     $22,630,077
Long-term capital gain                     341,248       2,415,197
------------------------------------------------------------------
                                       $25,364,524     $25,045,274
------------------------------------------------------------------


On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the Fund's financial statements as of December 31, 2007.

Tax years ended 2004, 2005 and 2006 remain subject to examination by major jurisdictions.

Note 5 - INVESTMENT TRANSACTIONS AND OPTIONS WRITTEN:

During the year ended December 31, 2007, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments were $258,611,242 and $259,526,286, respectively.

Transactions in option contracts during the year ended December 31, 2007 were as follows:

                                      NUMBER OF           PREMIUMS
                                      CONTRACTS           RECEIVED
-------------------------------------------------------------------
Options outstanding, beginning of year   69,868        $17,331,527
Options written during the year         129,955         34,641,875
Options expired during the year         (45,090)        (8,141,607)
Options closed during the year          (28,670)        (8,386,831)
Options assigned during the year        (67,565)       (18,670,250)
-------------------------------------------------------------------
Options outstanding, end of year         58,498        $16,774,714
===================================================================


18 | Annual Report | December 31, 2007

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | NOTES TO FINANCIAL STATEMENTS continued


Note 6 - CAPITAL

COMMON SHARES

The Fund has an unlimited amount of common shares, $0.01 par value authorized and 19,268,423 issued and outstanding.

Transactions in common shares were as follows:

                                                 YEAR ENDED          YEAR ENDED
                                          DECEMBER 31, 2007   DECEMBER 31, 2006
--------------------------------------------------------------------------------
Beginning Shares                                 19,124,936          18,889,180
Shares issued through dividend reinvestment         143,487             235,756
--------------------------------------------------------------------------------
Ending Shares                                    19,268,423          19,124,936
--------------------------------------------------------------------------------

Note 7 - INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future, and, therefore cannot be estimated; however, the risk of material loss from such claims is considered remote.

Note 8 - RECENT ACCOUNTING PRONOUNCEMENTS

In September, 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Note 9 - SUBSEQUENT EVENT:

On February 1, 2008, the Board of Trustees declared a quarterly dividend of $0.33 per common share. This dividend is payable February 29, 2008 to shareholders of record on February 15, 2008.


                                          Annual Report | December 31, 2007 | 19

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND

We have audited the accompanying statement of assets and liabilities of Madison/Claymore Covered Call & Equity Strategy Fund (formerly the Madison/Claymore Covered Call Fund) (the "Fund"), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from July 28, 2004 (commencement of investment operations) through December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Madison/Claymore Covered Call & Equity Strategy Fund at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from July 28, 2004 (commencement of investment operations) through December 31, 2004, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Chicago, Illinois
February 20, 2008


20 | Annual Report | December 31, 2007

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Supplemental INFORMATION | (unaudited)


FEDERAL INCOME TAX INFORMATION

Qualified dividend income of as much as $4,634,322 was received by the Fund through December 31, 2007. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $4,644,914 of investment income qualifies for dividends-received deduction.

The Fund hereby designates $341,248 of distributions as long-term capital gains according to IRC Section 852(b)(3)(C).

In January 2008, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in calendar year 2007.


RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on August 13, 2007. Holders of the Fund's common shares of beneficial interest voted on the election of Trustees.

Voting results for the election of Trustees are set forth below:

                           # OF SHARES IN FAVOR  # OF SHARES WITHHELD
---------------------------------------------------------------------
Ronald A. Nyberg                     17,313,938               275,683
Ronald E. Toupin, Jr.                17,309,526               280,095
Lorence D. Wheeler                   17,297,875               291,746

The terms of the following  Trustees of the Fund did not expire in 2007: Randall
C. Barnes, Philip E. Blake, Frank Burgess, Nicholas Dalmaso and James R. Imhoff, Jr.


TRUSTEES

The Trustees of the Madison/Claymore Covered Call & Equity Strategy Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR           TERM OF OFFICE**   PRINCIPAL OCCUPATION DURING            NUMBER OF PORTFOLIOS
OF BIRTH AND POSITION(S)       AND LENGTH OF      THE PAST FIVE YEARS AND                IN FUND COMPLEX***     OTHER DIRECTORSHIPS
HELD WITH REGISTRANT           TIME SERVED        OTHER AFFILIATIONS                     OVERSEEN BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes              Since 2004         Formerly, Senior Vice President &      47                     None.
Year of birth: 1951                               Treasurer (1993-1997), President,
Trustee                                           Pizza Hut International (1991-1993)
                                                  and Senior Vice President, Strategic
                                                  Planning and New Business
                                                  Development (1987-1990) of PepsiCo,
                                                  Inc.(1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Philip E. Blake                Since 2004         Private investor; Managing Partner     1                      Director, Madison
Year of birth: 1944                               of Forecastle Inc. (2000-present).                            Newspapers, Inc.,
1 South Pinckney Street                                                                                         Forecastle, Inc,
Suite 501                                                                                                       Nemtes, Inc.
Madison, WI 53703                                                                                               Trustee, the Mosaic
Trustee                                                                                                         family of mutual
                                                                                                                funds and Madison
                                                                                                                Strategic Sector
                                                                                                                Premium Fund.
------------------------------------------------------------------------------------------------------------------------------------
James R. Imhoff, Jr.           Since 2004         Chairman and CEO of First              1                      Director, Park Bank.
Year of birth: 1944                               Weber Group.                                                  Trustee, the Mosaic
5250 East Terrace Drive                                                                                         family of mutual
Madison, WI 53718                                                                                               funds and Madison
Trustee                                                                                                         Strategic Sector
                                                                                                                Premium Fund.
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg               Since 2004         Partner of Nyberg & Cassioppi, LLC,    50                     None.
Year of birth: 1953                               a law firm specializing in corporate
Trustee                                           law, estate planning and business
                                                  transactions from 2000-present.
                                                  Formerly, Executive Vice President,
                                                  General Counsel and Corporate
                                                  Secretary of Van Kampen Investments
                                                  (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.          Since 2004         Formerly, Vice President, Manager      47                     None.
Year of birth: 1958                               and Portfolio Manager of Nuveen
Trustee                                           Asset Management (1998-1999), Vice
                                                  President of Nuveen Investment
                                                  Advisory Corp. (1992-1999), Vice
                                                  President and Manager of Nuveen Unit
                                                  Investment Trusts (1991-1999), and
                                                  Assistant Vice President and
                                                  Portfolio Manager of Nuveen Unit
                                                  Investment Trusts (1988-1999), each
                                                  of John Nuveen & Company, Inc.
                                                  (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Lorence Wheeler                Since 2004         Formerly, President of Credit Union    1                      Director, Grand
Year of birth: 1938                               Benefits Services, Inc. and Pension                           Mountain Bank FSB.
135 Sunset Blvd.                                  Specialist for CUNA Mutual Group.                             Trustee, the Mosaic
Tabernash, CO 80478                                                                                             family of mutual
Trustee                                                                                                         funds and Madison
                                                                                                                Strategic Sector
                                                                                                                Premium Fund.
------------------------------------------------------------------------------------------------------------------------------------

                                          Annual Report | December 31, 2007 | 21

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | SUPPLEMENTAL INFORMATION (unaudited) continued

NAME, ADDRESS*, YEAR           TERM OF OFFICE**   PRINCIPAL OCCUPATION DURING            NUMBER OF PORTFOLIOS
OF BIRTH AND POSITION(S)       AND LENGTH OF      THE PAST FIVE YEARS AND                IN FUND COMPLEX***     OTHER DIRECTORSHIPS
HELD WITH REGISTRANT           TIME SERVED        OTHER AFFILIATIONS                     OVERSEEN BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Frank E. Burgess+              Since 2004         Founder, President and CEO of          1                      Director, Capital
Year of birth: 1942                               Madison Investment Advisors, Inc.                             Bankshares, Inc.,
550 Science Drive                                 (1974-present) and Madison Asset                              Outrider Foundation,
Madison, WI 53711                                 Management, LLC                                               Inc., and Santa
Trustee and                                                                                                     Barbara Community
Senior Vice President                                                                                           Bankcorp. Trustee,
                                                                                                                the Mosaic family of
                                                                                                                mutual funds and
                                                                                                                Madison Strategic
                                                                                                                Sector Premium Fund.
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso++             Since 2004         Senior Managing Director and Chief     50                     None.
Year of birth: 1965                               Administrative Officer of Claymore
Trustee; Chief Legal and                          Advisors, LLC and Claymore
Executive Officer                                 Securities, Inc. (2007-present).
                                                  Formerly, Senior Managing Director
                                                  and General Counsel of Claymore
                                                  Group Inc., Claymore Advisors, LLC
                                                  and Claymore Securities, Inc.
                                                  (2001-2007). Assistant General
                                                  Counsel, John Nuveen and Co., Inc.
                                                  (asset manager) (1999-2001). Former
                                                  Vice President and Associate
                                                  General Counsel of Van Kampen
                                                  Investments, Inc. (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees, unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
     - Messrs. Barnes and Burgess, as Class I Trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.
     - Messrs. Blake, Dalmaso and Imhoff, as Class II Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.
     - Messrs. Nyberg, Toupin and Wheeler, as Class III Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Burgess is an "interested person" (as defined in section 2(a) (19)) of the Fund because of his position as an officer of Madison Asset Management, LLC, the Fund's Investment Manager.

++ Mr. Dalmaso is an "interested person" (as defined in section 2(a) (19)) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund's Investment Adviser.


22 | Annual Report | December 31, 2007

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | SUPPLEMENTAL INFORMATION (unaudited) continued


OFFICERS
The Officers of the Madison/Claymore Covered Call & Equity Strategy Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND    TERM OF OFFICE** AND     PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT     LENGTH OF TIME SERVED    AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                       Since 2004               Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of birth: 1964                                           Securities, Inc. (2005-present). Formerly, Chief Financial Officers
Chief Financial Officer,                                      (2005-2006) Claymore Group Inc. Managing Director of Claymore
Chief Accounting Officer                                      Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously,
and Treasurer                                                 Treasurer of Henderson Global Funds and Operations Manager for
                                                              Henderson Global Investors (North America) Inc. (2002-2003); Managing
                                                              Director, FrontPoint Partners LLC (2001-2002).
------------------------------------------------------------------------------------------------------------------------------------
Jay Sekelsky                         Since 2004               Managing Director of Madison Investment Advisors, Inc.; Vice President
550 Science Drive                                             of Madison Asset Management, LLC; Vice President of Funds in the
Madison, WI 53711                                             Mosaic family of funds and Madison Strategic Sector Premium Fund.
Year of birth: 1959
Vice President
------------------------------------------------------------------------------------------------------------------------------------
Kay Frank                            Since 2004               Managing Director of Madison Investment Advisors, Inc.; Vice President
550 Science Drive                                             of Madison Asset Management, LLC; President of Funds in the Mosaic
Madison, WI 53711                                             family of funds and President of Madison Strategic Sector Premium
Year of birth: 1960                                           Fund.
Vice President
------------------------------------------------------------------------------------------------------------------------------------
Stephen Share                        Since 2006               Vice President, Madison Asset Management, LLC (2004-present);
550 Science Drive                                             Investment Analyst, University of Wisconsin Foundation (2003-2004);
Madison, WI 53711                                             Research Analyst, Ark Asset Management (1999-2002).
Year of birth: 1967
Vice President
------------------------------------------------------------------------------------------------------------------------------------
Ray DiBernardo                       Since 2004               Vice President of Madison Investment Advisors, Inc. Previously, Vice
550 Science Drive                                             President and Portfolio Manager, Concord Investment Company.
Madison, WI 53711
Year of birth: 1962
Vice President
------------------------------------------------------------------------------------------------------------------------------------
Matthew J. Patterson                 Since 2006               Vice President, Attorney of Claymore Securities, Inc. (2006-present)
Year of birth: 1971                                           Chief Compliance Officer and Clerk, The Preferred Group of Mutual
Secretary                                                     Funds (2005-2006); Chief Compliance Officer and Secretary, Caterpillar
                                                              Investment Management Ltd. (2005-2006); Securities Counsel,
                                                              Caterpillar, Inc. (2004-2006); Associate, Skadden, Arps, Slate,
                                                              Meagher & Flom LLP (2002-2004).
------------------------------------------------------------------------------------------------------------------------------------
Melissa Nguyen                       Since 2005               Vice President of Claymore Securities, Inc.; previously, Associate,
Year of birth: 1978                                           Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).
Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                          Since 2006               Vice President - Fund Compliance Officer of Claymore Advisors, LLC
Year of birth: 1957                                           (Feb 2006 - present). Chief Compliance Officer/Assistant Secretary of
Chief Compliance Officer                                      Harris Investment Management, Inc. (2003-2006). Director - Compliance
                                                              of Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------
James Howley                         Since 2006               Vice President, Fund Administration of Claymore Securities, Inc.
Year of birth: 1972                                           (2004-present). Previously, Manager, Mutual Fund Administration of Van
Assistant Treasurer                                           Kampen Investments, Inc.
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Officers unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her resignation or removal.


                                          Annual Report | December 31, 2007 | 23

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Dividend Reinvestment PLAN | (unaudited)


Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by the Bank of New York (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, Attention: Stock Transfer Department, 101 Barclay 11W, New York, New York 10286, Phone Number: (866) 488-3559.


24 | Annual Report | December 31, 2007

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Fund INFORMATION

BOARD OF TRUSTEES
Randall C. Barnes

Philip E. Blake

Frank Burgess*

Nicholas Dalmaso*

James Imhoff, Jr.

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Lorence Wheeler


* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.


OFFICERS

Nicholas Dalmaso
Chief Executive and
Legal Officer

Steven M. Hill
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

James Howley
Assistant Treasurer

Frank Burgess
Senior Vice President

Jay Sekelsky
Vice President

Kay Frank
Vice President

Stephen Share
Vice President

Ray DiBernardo
Vice President

Matthew Patterson
Secretary

Melissa Nguyen
Assistant Secretary

Bruce Saxon
Chief Compliance Officer


INVESTMENT MANAGER
Madison Asset
Management, LLC
Madison, Wisconsin

INVESTMENT ADVISER
Claymore Advisors, LLC
Lisle, Illinois

ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

CUSTODIAN AND
TRANSFER AGENT
The Bank of New York
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate,
Meagher & Flom LLP
Chicago, Illinois

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois



PRIVACY PRINCIPLES OF MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND FOR SHAREHOLDERS

The Fund is committed to maintaining the privacy of shareholders and to safeguarding its non-public information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND?

     o    If your shares are held in a Brokerage Account, contact your Broker.

     o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent: The Bank of New York, 101 Barclay 11W, New York, New York 10286 (866) 488-3559

This report is sent to shareholders of Madison/Claymore Covered Call & Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the U.S. Securities and Exchange Commission's ("SEC's") website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 345-7999 or by accessing the Fund's Form N-PX on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

In September 2007, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and princpal financial officers have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.


                                          Annual Report | December 31, 2007 | 25

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

About the FUND MANAGERl


MADISON ASSET MANAGEMENT, LLC

Madison Asset Management, LLC, (MAM) a wholly-owned subsidiary of Madison Investment Advisors, Inc., with its affiliates, manages more than $9 billion in individual, corporate, pension, insurance, endowment and mutual fund assets.

INVESTMENT PHILOSOPHY

MAM believes in investing in high-quality growth companies, which deliver potentially consistent and sustainable earnings growth, yet sell at attractive valuations. Historically, shareholders of these types of companies have been rewarded over the long term with above-average returns, and favorable risk characteristics. Constructing portfolios with positive risk/reward profiles has historically allowed clients to participate during strong market environments, while mitigating potential declines.

INVESTMENT PROCESS

The managers employ a fundamental, bottom-up strategy in constructing equity portfolios. The managers look for companies that they believe are consistently growing at an above-average pace, yet sell at below-average multiple.

The managers follow a rigorous three-step process when evaluating companies and then employ an actively-managed option strategy to help enhance income and mitigate downside risk.

1. BUSINESS MODEL. The managers look for a sustainable competitive advantage, cash flow that is both predictable and growing, as well as a rock-solid balance sheet.

2. MANAGEMENT. When assessing management, the managers look to see how the company has allocated capital in the past, their track record for enhancing shareholder value and the nature of their accounting practices.

3. PROPER VALUATION. The final step in the process is assessing the proper valuation for the company. The managers strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. They corroborate this valuation work with additional valuation methodologies.

The covered call investment strategy focuses on stocks in which the managers have high confidence in their continuing earnings growth rates, but sell at reasonable Price-Earnings Ratios. By writing the majority of the Fund's calls out-of-the-money, meaning the strike price is higher than the stock price, the Fund can participate in some stock appreciation while still receiving income in the form of option premiums. The covered call strategy also tends to reduce the risk compared to just owning the stock.


26 | Annual Report | December 31, 2007

MCN | Madison/Claymore Covered Call & Equity Strategy Fund



                     (This page is intentionally left blank)



                                          Annual Report | December 31, 2007 | 27

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC


             NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE


MCN
LISTED
NYSE                                                                 MCN-AR-1207

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.


(c) During the registrant's fiscal year ended December 31, 2007, the Code of Ethics was not amended.


(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)  (1) The registrant's Code of Ethics is attached hereto as an exhibit.

     (2)  Not applicable.

     (3)  Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the "Audit Committee"), Ronald E. Toupin, Jr. Mr. Toupin is an "independent" Trustee for purposes of this Item 3 of Form N-CSR. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $48,000 for the fiscal year ending December 31, 2007, and $46,000 for the fiscal year ending December 31, 2006.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a) were $0 for the fiscal year ending December 31, 2007 and $0 for the fiscal year ending December 31, 2006.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000 for the fiscal year ending December 31, 2007 and $6,000 for the fiscal year ending December 31, 2006.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were $0 for the fiscal year ending December 31, 2007 and $0 for the fiscal year ending December 31, 2006.


The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.


(e) Audit Committee Pre-Approval Policies and Procedures.

         (i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

     V.C.2 Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the I Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

          (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

     V.C.3 Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control I affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

          (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

      (ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.


(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant was $0 for the fiscal year ending December 31, 2007 and $0 for the fiscal year ending December 31, 2006.

(h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee is comprised of:
Randall C. Barnes, Philip E. Blake, James R. Imhoff, Jr., Ronald A. Nyberg, Ronald E. Toupin, Jr. and Lorence D. Wheeler.

(b) Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the responsibility for voting of proxies relating to its voting securities to its investment manager, Madison Asset Management, LLC (the "Investment Manager"). The Investment Manager's proxy voting policies and procedures are included as an exhibit hereto.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) Frank E. Burgess, the President and founder of Madison Investment Advisors, Inc., is responsible for the day-to-day management of the registrant's portfolio. The Investment Manager is a wholly owned subsidiary of Madison Investment Advisors, Inc.

(a) (2) Other portfolios managed.
As of the end of the registrant's most recent fiscal year, Mr. Burgess was involved in the management of the following accounts:

                                                                                              MATERIAL CONFLICTS OF
                                                                                                INTEREST THAT MAY
                                                                                               ARISE IN CONNECTION
                                                                                                WITH THE MANAGER'S
                                                                                                MANAGEMENT OF THE
                                                                                               TRUST'S INVESTMENTS
                      CATEGORY OF OTHER           NUMBER MANAGED          TOTAL ASSETS        AND THE INVESTMENTS OF
NAME OF MANAGER        ACCOUNTS MANAGED             IN CATEGORY            IN CATEGORY          THE OTHER ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------
Frank Burgess      Registered investment        3* (including the*       $ 365,540,000        None identified. One of
                   companies                        registrant)                               the four funds managed
                                                                                              by Mr. Burgess, the
                                                                                              Madison Mosaic Equity
                                                                                              Trust ("MADOX"), has
                                                                                              investment strategies
                                                                                              similar to the registrant.
                                                                                              MADOX contains a fulcrum
                                                                                              fee that rewards Madison
                                                                                              Asset Management, LLC
                                                                                              ("MAM") if MADOX
                                                                                              outperforms the BXM Index
                                                                                              and penalizes MAM for
                                                                                              underperforming the index.
                                                                                              As of the date of this
                                                                                              filing, MADOX assets were
                                                                                              approximately $11 million.
                                                                                              MAM's compliance program
                                                                                              includes procedures to
                                                                                              monitor trades by MADOX,
                                                                                              the registrant and other
                                                                                              funds managed by the
                                                                                              portfolio manager.

                   Other pooled investment      0                        $           0        None identified.
                   vehicles

                   Other accounts               None                           Not            None identified
                                                                           applicable

* Except as disclosed above with regard to MADOX, the advisory fee was not based on the performance of any of these accounts.

(a) (3) Compensation.

All compensation is measured and paid on an annual, calendar year basis. The portfolio manager is a majority owner of the Investment Manager and does not receive "incentive" compensation.

                                                                                     DIFFERENCE IN METHODOLOGY OF
                                                                                          COMPENSATION WITH
                                                                                        OTHER ACCOUNTS MANAGED
                        STRUCTURE OF COMPENSATION                                   (RELATES TO THE "OTHER
                          FOR MANAGING MOSAIC                                          ACCOUNTS" MENTIONED IN
NAME OF MANAGER          EQUITY TRUST PORTFOLIOS          SPECIFIC CRITERIA                THE CHART ABOVE)
-------------------------------------------------------------------------------------------------------------------------
Frank Burgess         The Investment Manager believes        Not                      None. Compensation is based on the
                      investment professionals should        applicable.              entire employment relationship,
                      receive compensation for the                                    not based on the performance of
                      performance of their client's                                   any single account or type of
                      accounts, their individual                                      account.
                      effort, and the overall
                      profitability of the firm. The
                      manager is a controlling
                      shareholder of Madison
                      Investment Advisors, Inc. and
                      participates in the overall
                      profitability of the firm
                      through his individual ownership
                      in the firm. Madison Investment
                      Advisors, Inc. also offers an
                      Employee Stock Ownership Plan
                      (ESOP) in which all employees
                      are eligible to participate in
                      after one year of employment.
                      The Investment Manager believes
                      its portfolio managers' goals
                      are aligned with those of
                      long-term investors, recognizing
                      client goals to outperform over
                      the long-term, rather than
                      focused on short-term
                      performance contests.

(a) (4) Ownership of Securities.

As of December 31, 2007, the portfolio manager beneficially owned the following amounts of the registrant:

NAME OF MANAGER     NAME OF REGISTRANT               RANGE OF OWNERSHIP INTEREST
Frank Burgess       Madison/Claymore Covered
                    Call & Equity Strategy Fund      $100,001 - $500,000

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c)    Madison Asset Management, LLC Proxy Voting Policies

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Madison / Claymore Covered Call & Equity Strategy Fund

By:      /S/ Nicholas Dalmaso
         ---------------------------------------------------------------
Name:    Nicholas Dalmaso

Title:   Chief Legal and Executive Officer

Date:    March 3, 2008

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Nicholas Dalmaso
         ---------------------------------------------------------------
Name:    Nicholas Dalmaso

Title:   Chief Legal and Executive Officer

Date:    March 3, 2008


By:      /s/ Steven M. Hill
         ---------------------------------------------------------------
Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    March 3, 2008